UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   January 4, 2019

InterCloud Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32037	65-0963722
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1030 Broad Street, Suite 102 Shrewsbury, NJ	07702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   561-988-1988

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 4, 2019, the InterCloud Systems, Inc. (“InterCloud” or the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Spectrum Global Solutions, Inc. (“Spectrum” ). Pursuant to the terms of the Purchase Agreement, InterCloud agreed to sell, and Spectrum agreed to purchase, all the issued and outstanding capital stock of TNS, Inc., an Illinois corporation (“TNS”). The purchase price that Spectrum paid for TNS includes $980,000 in cash, paid at closing, and the issuance to InterCloud of a convertible promissory note in the aggregate principal amount of $620,000 (the “Note”).

The interest on the outstanding principal due under the Note accrues at a rate of 6% per annum. All principal and accrued interest under the Note is due January 30, 2020, and is convertible, at any time at InterCloud’s election, into shares of common stock of Spectrum at a conversion price equal to the greater of 75% of the lowest volume-weighted average price during the 10 trading days immediately preceding the date of conversion and $0.10. The Note includes customary events of default, including non-payment of the principal or accrued interest due on the Note. Upon an event of default, all obligations under the Note will become immediately due and payable and Spectrum will be required to make certain additional payments to InterCloud.

The foregoing summaries of the terms of the Note and the Purchase Agreement are subject to, and qualified in their entirety by, the agreements and instruments attached hereto as Exhibits, which are incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 4, 2019, InterCloud completed the Disposition of TNS pursuant to the terms of the Stock Purchase Agreement, as discussed in Item 1.01 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCLOUD SYSTEMS, INC.

January 10, 2019	By:	/s/ Daniel Sullivan
	Name:	Daniel Sullivan
	Title:	Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

2.01	Stock Purchase Agreement between Spectrum Global Solutions, Inc and InterCloud Systems, Inc,.

3